UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): February 27, 2024
KLAVIYO, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-41806 (Commission File Number)	46-0989964 (IRS Employer Identification No.)
125 Summer Street, 6th Floor, Boston, MA		02110
(Address of Principal Executive Offices)		(Zip Code)

(617) 213-1788
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Series A common stock, par value $0.001 per share	KVYO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition
On February 27, 2024, Klaviyo, Inc. (“Klaviyo” or the “Company”) issued a press release announcing financial results for the quarter and fiscal year ended December 31, 2023. A copy of the release is furnished with this report as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 - Other Events
In connection with the Company’s initial public offering (the “IPO”) of Series A common stock, par value $0.001 per share (the “Series A common stock”), each of the Company’s officers, directors, and holders of substantially all of the Company’s Series A common stock and securities convertible into or exchangeable for shares of the Company’s Series A common stock entered into lock-up agreements with the underwriters for the IPO that, subject to certain exceptions, restrict such holder’s ability to sell or transfer their shares or otherwise engage in certain transactions related thereto. Such restrictions terminate on the earlier of (i) the opening of trading on the second trading day immediately following the Company’s release of earnings for the quarter ended December 31, 2023 and (ii) 180 days after the date of the final prospectus relating to the IPO (the “Restricted Period”).

On February 27, 2024, the Company publicly announced its earnings for the quarter ended December 31, 2023, and, as a result, the Restricted Period is expected to end at the opening of trading on February 29, 2024.

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release issued by Klaviyo, Inc. dated February 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 27th day of February, 2024.

KLAVIYO, INC.

By:	/s/ Amanda Whalen
Name:	Amanda Whalen
Title:	Chief Financial Officer